      As filed with the Securities and Exchange Commission on May 26, 1999

                                                         Exhibit Index on Page 5

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 17, 1999

Commission File Number: 001-11954

                              VORNADO REALTY TRUST
             (Exact name of registrant as specified in its charter)

               MARYLAND
(State or other jurisdiction of incorporation)              22-1657560
                                                        (I.R.S. employer
                                                        identification number)

PARK 80 WEST, PLAZA II, SADDLE BROOK, NEW JERSEY               07663
   (Address of principal executive offices)                  (Zip Code)

                                 (201) 587-1000
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

ITEMS 1 - 4. NOT APPLICABLE.

ITEM 5. OTHER EVENTS.

                        VORNADO SELLS SERIES C PREFERRED
                            SHARES IN PUBLIC OFFERING

            On May 17, 1999, Vornado Realty Trust and Vornado Realty L.P. entered into an underwriting agreement with Salomon Smith Barney, Merrill Lynch & Co., Morgan Stanley Dean Witter, PaineWebber Incorporated and Prudential Securities, as representatives of the several underwriters named in the underwriting agreement, relating to the issuance and sale by Vornado of an aggregate of 4 million 8.5% Series C Cumulative Redeemable Preferred Shares, liquidation preference $25.00 per share, no par value (the "Series C Preferred Shares"), of Vornado for an aggregate net purchase price of approximately $96.85 million. Vornado granted the underwriters an option, exercisable for 30 days after May 17, 1999, to purchase up to 600,000 additional Series C Preferred Shares, solely to cover overallotments. The issuance and sale of the Series C Preferred Shares was consummated on May 20, 1999 and the option to cover overallotments was exercised in full, with the total proceeds to Vornado being approximately $111.38 million. Expenses payable by Vornado in connection with the offering of the Series C Preferred Shares are estimated at approximately $400,000.

ITEM 6. NOT APPLICABLE.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

            The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit No.   Description

1.1 Underwriting Agreement, dated May 17, 1999, among Vornado Realty Trust, Vornado Realty L.P., Salomon Smith Barney Inc. and the other underwriters named therein.

3.1 Articles Supplementary to Declaration of Trust of Vornado Realty Trust with Respect to Series C Preferred Shares (incorporated by reference to Exhibit 3.7 of Vornado Realty Trust's Registration Statement on Form 8-A (File No. 001-11954), filed on May 19, 1999).

99.1        Press Release of Vornado Realty Trust, dated May 17, 1999.

99.2        Press Release of Vornado Realty Trust, dated May 20, 1999.


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

ITEM 8. NOT APPLICABLE.


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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             VORNADO REALTY TRUST
                                             (Registrant)


                                             By: /s/ Irwin Goldberg
                                                --------------------------------
                                             Name: Irwin Goldberg
                                             Title: Vice President--
                                                    Chief Financial Officer

Date: May 26, 1999


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

                                Index to Exhibits

Exhibit No.   Description

1.1 Underwriting Agreement, dated May 17, 1999, among Vornado Realty Trust, Vornado Realty L.P., Salomon Smith Barney Inc. and the other underwriters named therein.

3.1 Articles Supplementary to Declaration of Trust of Vornado Realty Trust with Respect to Series C Preferred Shares (incorporated by reference to Exhibit 3.7 of Vornado Realty Trust's Registration Statement on Form 8-A (File No. 001-11954), filed on May 19, 1999).

99.1        Press Release of Vornado Realty Trust, dated May 17, 1999.

99.2        Press Release of Vornado Realty Trust, dated May 20, 1999.


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